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                                                                     EXHIBIT 1.1

                             FTI CONSULTING, INC.


                            4,450,000 Common Shares

                            -----------------------


                            UNDERWRITING AGREEMENT


                            -----------------------


                                                              New York, New York
                                                                October __, 2000

ING Barings LLC
Janney Montgomery Scott LLC
  As Representatives of the Several Underwriters
       Named in Schedule I Attached Hereto
55 East 52/nd/ Street
New York, New York 10055

Dear Sirs:

         FTI Consulting, Inc., a Maryland corporation (the "Company"), and the Company's stockholders who are listed in the Company's Registration Statement (defined below) as selling stockholders (the "Selling Stockholders") propose to issue and sell an aggregate of 4,450,000 shares of common stock of the Company to ING Barings LLC and Janney Montgomery Scott LLC (the "Representatives") and the several underwriters named in Schedule I hereto (collectively with the Representatives, the "Underwriters" and individually, an "Underwriter," which terms shall also include any Underwriter substituted as hereinafter provided in
Section 11). The shares of the Company's common stock, par value $.01 per share, are hereinafter referred to as the "Common Shares," and the 4,450,000 Common Shares to be issued and sold to the Underwriters by the Company and Selling Stockholders are hereinafter referred to as the "Offered Shares." The public offering price per Offered Share (the "Offering Price") and the purchase price per Offered Share for the Offered Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Stockholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of

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written telecommunication among the Company, the Selling Stockholders and the
Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Offered Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrases "herein" and "hereof" shall be deemed to include the Price Determination Agreement.

         In addition, the Underwriters, in order to cover over-allotments in the sale of the Offered Shares, may purchase from the Company and the Selling Stockholders within 30 business days after the Effective Date (as hereinafter defined), for their own account for offering to the public at the Offering Price, up to 667,500 additional Common Shares (the "Optional Shares"), upon the terms and conditions set forth in Section 4 hereof. Certain of the Selling Stockholders have executed and delivered a Power of Attorney and a Custody Agreement in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which those Selling Stockholders have placed their portion of the Offered Shares and Optional Shares in custody and appointed the person or persons designated therein with authority to execute and deliver this Agreement on behalf of the Selling Stockholders and to take certain other actions with respect thereto and hereto. The Offered Shares and the Optional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Stockholders, intending to be legally bound hereby, confirm their respective agreements with each of the Underwriters as follows:

         1.  Representations and Warranties.

             (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:


                 (i) The Company has prepared in conformity with the
             requirements of the Securities Act of 1933, as amended (the "Act"), and the rules, regulations, releases and instructions (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times and has filed with the SEC a registration statement on Form S-2 (File No. 333-45278) and one or more amendments thereto registering the Shares under the Act. If the Company elects to rely on Rule 462(b) of the Regulations to register a portion of the Shares, a registration statement on Form S-2 relating to the Shares (the "Rule 462 registration statement") has been or will be prepared by the Company under the Act and the Regulations and has been or will be filed with the SEC. Any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such initial registration statement, including all exhibits thereto and the information contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in

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             accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, and any Rule 462 registration statement at the time it becomes or became effective, are hereinafter collectively called the "Registration Statement." The final prospectus in the form included in the Registration Statement and any Rule 462 registration statement or first filed with the SEC pursuant to Rule 424(b) of the Regulations and any amendments or supplements thereto is hereinafter collectively called the "Prospectus."

                 (ii) The Registration Statement and any Rule 462 registration statement have become effective under the Act as of their respective Effective Date (as defined below), and the SEC has not issued any stop order suspending the effectiveness of such Registration Statement or Rule 462 registration statement or preventing or suspending the use of the Preliminary Prospectus nor, to the knowledge of the Company, has the SEC instituted, contemplated or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives has been issued, and no proceedings for that purpose, to the knowledge of the Company, have been instituted or are contemplated or threatened. The Company has complied in all material respects with any request of the SEC, or any state securities commission in a state designated by the Representatives for additional information to be included in the Registration Statement or Prospectus or otherwise. Each Preliminary Prospectus conformed to the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Registration Statement and any Rule 462 registration statement on the date on which it is declared effective by the SEC (the "Effective Date") conformed, and any post-effective amendment thereof on the date it shall become effective, and the Prospectus at the time it is filed with the SEC pursuant to Rule 424(b) and on the Closing Date (as defined in Section 3 hereof) and any Option Closing Date (as defined in Section 4(b) hereof), will conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, any Rule 462 registration statement, any post-effective amendment thereof nor the Prospectus will, on any of such respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty

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             does not apply to statements in or omissions from the Registration
             Statement, any Rule 462 registration statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein.

                 (iii) Each of the Company and the Subsidiaries (as defined herein) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with all necessary power and authority, corporate and other, and all required licenses, permits, certifications, registrations, approvals, consents and franchises, to own or lease and operate its properties and to conduct its business as described in the Prospectus. The Company has full power and authority, corporate and other, to execute, deliver and perform this Agreement. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which such qualification is required, except where the failure so to qualify would not have a material adverse effect on the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. The Company does not own any stock or other equity interest in any corporation, partnership, joint venture or other entity other than as listed on
             Exhibit 21.0 of the Company's Annual Report on Form 10-K for the fiscal year end of December 31, 1999 (each a "Subsidiary" and collectively, the "Subsidiaries"). Except as set forth in the Credit Agreement dated February 4, 2000, and amended April 19, 2000, and the Investment and Loan Agreement dated February 4, 2000, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary.

                 (iv) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever except for the security interests created under the Credit Agreement dated as of February 4, 2000, by and among the Company and its subsidiaries named therein and the agents and lenders named therein, as amended, and any documents or instruments executed in connection therewith (collectively, the "Loan Documents").

                 (v) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Representatives, constitutes the legal, valid and binding obligation of the Company, enforceable against the

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             Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy underlying such laws.

                 (vi) The issue and sale of the Shares to be issued and sold by the Company and the execution, delivery and performance of this Agreement by the Company does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the Charter or By-laws, as amended to the date hereof of the Company or any of the Subsidiaries; (B) result in a breach of, constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of the Company or any of the Subsidiaries pursuant to any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of the properties of the Company or any of the Subsidiaries are bound or affected; (C) violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of the material properties or business of the Company or any of the Subsidiaries or (D) result in a breach, termination or lapse of the power and authority of the Company or any of the Subsidiaries to own or lease and operate its material properties and conduct its business as described in the Prospectus.

                 (vii) At the date or dates indicated in the Prospectus, the
             Company had, based on the assumptions stated and footnotes included in the Prospectus, the capitalization set forth under the caption "Capitalization" in the Prospectus and will have the pro forma as adjusted capitalization set forth under the caption "Capitalization" in the Prospectus. On the Effective Date, the Closing Date and any Option Closing Date, there will be no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or any of the Subsidiaries or securities convertible into or exchangeable for capital stock of the Company or any such Subsidiary, except as described in the Registration Statement or the Prospectus with respect to the (A) options and awards that have been granted or are available for grant to employees, directors and certain others to purchase Common Shares (the "Employee Options"); (B) the Over-allotment Option granted hereunder; and (C) warrants described in the Registration Statement (the "Warrants").

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                 (viii) The outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable and the Employee Options and Warrants have been duly authorized and validly issued and are legal, valid and binding obligations enforceable against the Company in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally. The Common Shares issuable pursuant to the Employee Options and Warrants when issued in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and nonassessable. None of such outstanding Common Shares, Employee Options, Warrants or shares of capital stock of each Subsidiary were, and none of such issuable Common Shares will be, issued in violation of any preemptive rights of any security holder of the Company or any Subsidiary that have not been waived. The Company has reserved a sufficient number of Common Shares for issuance pursuant to the Employee Options and Warrants. The holders of the outstanding Common Shares are not subject to personal liability solely by reason of being such holders, and the holders of the Common Shares issuable pursuant to the Employee Options or Warrants will not be subject to personal liability solely by reason of being such holders. The offers and sales of the outstanding Common Shares, Employee Options, Warrants and the shares of capital stock of each Subsidiary were, and the issuance of the Common Shares pursuant to the Employee Options and Warrants will be, made in conformity with applicable registration requirements or exemptions therefrom under federal and applicable state securities laws.

                 (ix) The issuance and sale of the Shares by the Company have been duly authorized and, when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the Shares will be issued in violation of any preemptive rights of any stockholder of the Company. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Maryland General Corporation Law, as amended (the "MGCL"). Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of the Company, other than the Selling Stockholders with regard to the Common Shares included in the Registration Statement, any rights, other than those which have been waived, for or relating to the registration of any Common Shares or other security of the Company.

                 (x) No consent, approval, authorization, order, registration, license or permit of any court, government, governmental agency, instrumentality or other

                                      -6-
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             regulatory body or official is required for the valid
             authorization, issuance, sale and delivery by the Company of any of the Shares, or for the execution, delivery or performance by the Company of this Agreement, except such as may be required for the registration of the Shares under the Act, the Regulations and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which consent, approval and authorization have been obtained, and for compliance with the applicable state securities or Blue Sky laws, or the By-laws, rules and other pronouncements of the National Association of Securities Dealers, Inc. ("NASD"). Upon the effectiveness of the Registration Statement, the Common Shares will be registered pursuant to Section 12(g) of the Exchange Act, and will be listed on the American Stock Exchange ("ASE"). The Company has taken no action designed to, or likely to, have the effect of terminating the registration of the Common Shares from the ASE, nor has the Company received any notification that the SEC or the NASD is contemplating terminating such registration or listing.

                 (xi) The statements in the Registration Statement and the Prospectus, insofar as they are descriptions of or references to statutes, legal and governmental proceedings or contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement under the Act or the Regulations that have not been so described, referred to or filed, as required.

                 (xii) The consolidated financial statements of the Company, its consolidated subsidiaries and Policano & Manzo, LLC ("P&M") (including the notes thereto) filed as part of the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of the Company, its consolidated subsidiaries, on a consolidated basis, and P&M, as of the respective dates thereof, and the results of operations and cash flows of the Company, its consolidated subsidiaries, on a consolidated basis, and P&M, for the respective periods indicated therein, all in conformity with generally accepted accounting principles consistently applied. The supporting schedules included in the Registration Statement fairly state in all material respects the information required to be stated therein in relation to the basic financial statements taken as a whole. The financial information included in the Prospectus under the captions "Summary" and "Selected Financial Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. No other financial statements or schedules of any Subsidiary are required by the Act or the Regulations to be included in the Registration Statement or the Prospectus.

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                 (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change, including, whether or not insured against, any material loss or damage to any material assets, or development involving a prospective material adverse change, in the general affairs, properties, assets, management, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company or any of the Subsidiaries taken as a whole, (B) any transaction entered into other than in the ordinary course of business consistent with past practice by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, (C) any dividend or distribution of any kind declared, paid or made by the Company or any of the Subsidiaries on their respective capital stock, (D) any liabilities or obligations, direct or indirect, incurred by the Company or any of the Subsidiaries that are material to the Company and the Subsidiaries other than liabilities incurred in the ordinary course of the Company's business consistent with past practice or (E) any material change in the short-term debt or long-term debt of the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries has any contingent liabilities or obligations that are material and that are not disclosed in the Prospectus.

                 (xiv) The Company has not distributed and, prior to the later to occur of the Closing Date, the Option Closing Date or the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus and other materials, if any, permitted by the Act and the Regulations.

                 (xv) The Company and each of the Subsidiaries has filed with the appropriate federal state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns and all material assessments received by it to the extent that the same have become due. The Company and each of the Subsidiaries has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other taxes, is not a party to any pending action or proceeding by any foreign or domestic governmental agencies for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company or any of the Subsidiaries that would materially adversely affect the general affairs, assets, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole.

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                 (xvi)   To the best of the Company's knowledge, Ernst & Young
             LLP, which has certified certain financial statements of the Company, its consolidated subsidiaries and P&M, included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the Regulations. The statements included in the Registration Statement with respect to Ernst & Young LLP pursuant to Rule 509 of Regulation S-K are true and correct in all material respects.

                 (xvii) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or the passage of time or both would be, in violation of, or in default under, any of the terms or provisions of (A) its Charter or By-laws, as amended to the date hereof, or (B) except to the extent such action would not have a material adverse effect on the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole, (1) any indenture, mortgage, deed of trust, contract, loan agreement, commitment or other agreement or instrument to which it is a party or by which it or any of its material properties is bound or affected; (2) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its material properties or business or (3) any license, permit, certification, registration, approval, consent or franchise referred to in subsection (iii) of this Section 1(a).

                 (xviii) Other than as disclosed in the Prospectus, there are no material claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending before or, to the knowledge of the Company, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, relating to or affecting the Company or any of the Subsidiaries or any of their respective material properties or business that might affect the issuance or validity of any of the Shares or the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company, would, in any case or in the aggregate, result in any material adverse change in the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole; nor, to the knowledge of the Company, is there any reasonable basis for any such material claim, action, suit, proceeding, arbitration, investigation or inquiry. Other than as disclosed in the Prospectus, there are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company or any Subsidiary from, or requiring the Company to take or refrain from taking, any action, or to which the Company or

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             any Subsidiary, or their respective material properties, assets or business is bound or subject.

                 (xix) Except as disclosed in the Prospectus, the Company and each of the Subsidiaries owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from the Company's or a Subsidiary's business), trade secrets, confidential information, processes and formulations necessary for or used in the conduct of its business as described in the Prospectus (collectively, the "Intellectual Property") that, if not so owned, or if rights to use were not so possessed, would materially adversely affect the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries; neither the Company nor any of the Subsidiaries has knowingly infringed, is infringing or has received any notice of conflict with the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole; and, to the knowledge of the Company, no others have infringed upon or are in conflict with its Intellectual Property.

                 (xx) The Company and each of the Subsidiaries has good and marketable title to all personal property (tangible and intangible) described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances, except (A) those as are described in the Prospectus, (B) liens arising in the ordinary course of the Company's business consistent with past practice since the date of the latest balance sheet in the Prospectus, (C) purchase money security interests, conditional sale contracts, capitalized leases and other title retention or deferred purchase devices arising in the ordinary course of the Company's business consistent with past practice, (D) deposits or pledges made in connection with workers' compensation or unemployment insurance, (E) liens arising by operation of law to secure landlords and lessors under lease agreements, (F) liens to secure claims for labor, material or supplies to the extent payment therefor shall not at the time be required to be made, (G) liens for current taxes not yet due or for taxes being contested in good faith and (H) those as do not materially affect the value or the transferability of such property and do not interfere in any material respect with the use made, or proposed to be made, of such property by the Company or such Subsidiary. The Company and each of the

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     Subsidiaries has adequately insured with insurers of recognized financial responsibility its personal property against loss or damage by fire or other casualty and maintains, in adequate amounts, insurance against such other risks as are prudent and customary in the businesses in which they are engaged. The Company does not own any real property, and all real property used or leased by the Company or any of the Subsidiaries, as described in the Prospectus (collectively, the "Premises"), is held by the Company or such Subsidiary under a valid, subsisting and enforceable lease, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally. To the knowledge of the Company, the Premises, and all operations conducted thereon, are now and, since the Company or such Subsidiary began to use such Premises, always have been in compliance in all material respects with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, "the Environmental Laws"), except to the extent that any failure to be in such compliance would not materially adversely affect the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. To the knowledge of the Company, there have been no releases of hazardous substances on, beneath or arising from the Premises since the Company or such Subsidiary began to use such Premises that would give rise to liability, the imposition of a statutory lien or require a "Response," "Removal" or "Remedial Action," as defined herein, under any of the Environmental Laws, and that would materially adversely affect the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries has received written notice, and does not have actual knowledge, of any claim, investigation, regulatory action, suit or other action instituted or threatened against it or the Premises relating to any of the Environmental Laws. Neither the Company nor any of the Subsidiaries has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with Hazardous Substances (as defined by applicable Environmental Laws) on, beneath, arising from or generated at the Premises. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101 (23)-101 (25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act.

          (xxi) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary in order to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
     (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of applicable state securities or blue sky laws.

          (xxiii)   Each material contract or other material instrument (however characterized or described) to which the Company or any of the Subsidiaries is a party or by which any of its properties or business is bound or affected and to which reference has been made in the Prospectus or which has been filed as an exhibit to the Registration Statement has been duly and validly executed by the Company or such Subsidiary and, to the knowledge of the Company, by the other parties thereto. Except as described in the Prospectus, each such contract or other instrument is in full force and effect in all material respects and is enforceable against the parties thereto in all material respects in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally, and neither the Company nor such Subsidiary is and, to the knowledge of the Company, no other party is in material default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a material default thereunder.

          (xxiv) All employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements (collectively, "Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA") are and have been at all times since their establishment, in compliance with ERISA in all material respects and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. Neither the Company nor any Subsidiary has sponsored any employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA or any defined benefit plan or multiemployer plan. Neither the Company nor any Subsidiary has maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code. To the knowledge of the Company, no fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          (xxv) No material labor dispute exists with the employees of the Company or any of the Subsidiaries and, to the knowledge of the Company, no such labor dispute is imminent.

          (xxvi) Except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein.

          (xxvii)   Except as described in the Prospectus or as entered into in the ordinary course of the Company's business consistent with past practice, neither the Company nor any Subsidiary is a party to, nor is it bound by, any agreement pursuant to which royalties, honoraria or fees are payable by the Company or such Subsidiary to any person by reason of the ownership or use of any Intellectual Property that is material to the business of the Company or such Subsidiary.

          (xxviii) The Company is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to continue to conduct, its affairs in such a manner to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (xxix) Neither the Company nor, to the knowledge of the Company, any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xxx) The Company has obtained for the benefit of the Company and the Underwriters from the Selling Stockholders and each of the Company's directors and executive officers listed on Schedule II hereto a written agreement ("lock-up agreement"), in the form of Exhibit C hereto, that for a period of 90 days from the Effective Date such Selling Stockholders, director or executive officer will not, without the prior written consent of the Representatives, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock.

          (xxxi) Neither the Company, any of the Subsidiaries, nor, to the knowledge of the Company, any director, officer, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxxii) The Company has registered with Network Solutions, Inc. the Internet domain names www.fticonsulting.com and www.ftiwarroom.net and has
                           ---------------------
     administrative control over these sites. The Company has no knowledge of a registered trademark held by a third party that may be used to prevent the Company from using these domain names.

          (xxxiii) The Company and each of the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their business including, but not limited to, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and directors and officers liability, all of which insurance is in full force and effect. The Company has no reason to believe that it or the Subsidiaries will not be able to (i) renew their existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not result in a material adverse effect on the Company and the Subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement. Neither of the Company nor any of the Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

     Any certificate signed by any officer of the Company in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the several Underwriters as to the matters covered thereby.

     (b) Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to each of the several Underwriters and the Company that:

          (i) Each of the Selling Stockholders that is a business entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consents and franchises, to conduct its business and enter into this Agreement.

          (ii) Such Selling Stockholder has full right, power (corporate and other) and authority to enter into this Agreement and the Agreement and Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by the Selling Stockholder hereunder; and the execution and delivery of this Agreement and the Agreement and Power of Attorney have been duly authorized by all necessary action of the Selling Stockholder.

          (iii) Such Selling Stockholder has duly executed and delivered this Agreement and the Agreement and Power of Attorney and, assuming due execution of this Agreement by the Representatives of the Underwriters, this Agreement and the Agreement and Power of Attorney constitute the valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement and the Agreement and Power of Attorney, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

          (iv) No consent, approval, authorization, order or declaration of or form, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Stockholder or the consummation of the transactions contemplated by this Agreement and the Agreement and Power of Attorney, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or Blue Sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (v) The sale of the Shares to be sold by such Selling Stockholder and the performance of this Agreement and the Agreement and the Power of Attorney and the consummation of the transactions therein and herein contemplated will not conflict with, or, with or without the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder (or any of its subsidiaries if the Selling Stockholder is a business entity) is a party or to which any of their respective material properties or assets is subject, nor will such action conflict with or violate: (i) any provision of the charter documents or by-laws of the Selling Stockholder or governing instruments of any of its subsidiaries if the Selling Stockholder is a business entity; or (ii) any statute, rule or regulation or any order, judgement or decree of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's material properties or assets.

          (vi) Such Selling Stockholder has, and immediately prior to the Closing Date or Option Closing Date, as the case may be (as defined in Section 4 hereof), the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever (other than pursuant to this Agreement and the Agreement and Power of Attorney); and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

          (vii) Neither such Selling Stockholder nor any of its officers or directors (if applicable) or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (viii) Certificates in negotiable form for the Shares to be sold hereunder and warrants to be exercised by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement, under the Agreement and Power of Attorney which appoints Theodore I. Pincus as custodian (the "Custodian") for the Selling Stockholder. Such Selling Stockholder agrees that the Shares represented by the certificates and warrants held in custody for it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters and the Company, that the arrangements made by the Selling Stockholder for such custody and the appointment of the Custodian by the Selling Stockholder are irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, the liquidation of the Selling Stockholder or any other event, and after any such liquidation or event, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and any actions taken by the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such liquidation or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

          In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to the Representatives prior to or at the Closing Date, a properly completed and executed United States Treasury Department Form W-8 or other applicable form or statement specified by Treasury Department regulations in lieu thereof.

     2. Purchase and Sale of Offered Shares. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and Selling Stockholders shall sell the Offered Shares to the several Underwriters at the Offering Price less the underwriting discount shown on the cover page of the Prospectus (the "Underwriting Discount"), and the Underwriters, severally and not jointly, shall purchase from the Company on a firm commitment basis, at the Offering Price less the Underwriting Discount, the respective Offered Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 4 and 11 hereof, the agreement of each Underwriter is to purchase only that number of Offered Shares specified with respect to that Underwriter in
Schedule I. The Underwriters shall offer the Offered Shares to the public as set forth in the Prospectus.

     3. Payment and Delivery. Payment for the Offered Shares shall be made to the Company and the Custodian by certified or official bank check payable to order in New York Clearing House funds, at the offices of ING Barings LLC, 55 East 52/nd/ Street, New York, New York, 10055, or at such other location as shall be agreed upon by the Company, the Custodian and the Representatives, or in immediately available funds wired to such account as the Company and the Custodian may specify with all costs and expenses incurred by the

Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Company and Selling Shareholders, against delivery of the Offered Shares to the Representatives at the offices of The Depository Trust Company, 55 Water Street, New York, New York 10041, for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 A.M., New York time, on the third (or, if the Offered Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act after 4:30 P.M. New York time, the fourth) business day after the date of this Agreement or at such other time and date not later than five business days thereafter as the Representatives and the Company shall agree upon. Such time and date are referred to herein as the "Closing Date." The certificates representing the Offered Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of The Depository Trust Company in New York, New York or at such other location in New York, New York as is specified by the Representatives, not less than one full business day prior to the Closing Date.

     4.   Option to Purchase Optional Shares.

          (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Offered Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Company and Selling Stockholders to purchase all or any part of the Optional Shares from the Company and Selling Stockholders (the "Over-allotment Option") as set forth in the Registration Statement and as enumerated on Schedule III attached hereto. The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discount. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time (but not more than once) within 30 business days after the Effective Date. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option. In the event that the several Underwriters purchase less than all of the Optional Shares, the number of Optional Shares purchased shall be divided pro rata among those entities listed on Schedule III.

          (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to the Company by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when sent), addressed as provided in Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Offered Shares. If such notice is given prior to the Closing Date, the date set forth therein for such delivery and payment shall not be earlier than either five full business days thereafter or the Closing Date, whichever occurs later. If such notice is given on or after the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives that is not earlier than three or later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." The number of Optional Shares to be sold to each Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Offered Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Offered Shares; subject, however, to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in of the Agreement Among Underwriters. Upon the exercise of the Over-allotment Option, the Company and Selling Stockholders shall become obligated to issue and sell to the Representatives for the respective accounts of the Underwriters, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the several Underwriters shall become severally but not jointly obligated to purchase from the Company and Selling Stockholders, the number of Optional Shares specified in the notice of exercise of the Over-allotment Option.

          (c) Payment for the Optional Shares shall be made by certified or official bank check payable to order in New York Clearing House funds, at the offices of ING Barings LLC, 55 East 52/nd/ Street, New York, New York, or such other location as shall be agreed upon by the Company and the Representatives, or in immediately available funds wired to such account as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Company, against delivery of the Optional Shares to the Representatives at the offices of The Depository Trust Company, 55 Water Street, New York, New York 10041, for the respective accounts of the Underwriters. The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Option Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of The Depository Trust Company in New York, New York or at such other location in New York, New York as is specified by the Representatives not less than one full business day prior to the Option Closing Date.

     5. Certain Covenants and Agreements of the Company and the Selling Stockholders.

          (a) Covenants of the Company. The Company covenants and agrees with the several Underwriters as follows:

               (i) If Rule 430A of the Regulations is employed, the Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

               (ii) The Company will not at any time, whether before or after the Registration Statement shall have become effective, during such period as, in the opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, file or publish any amendment or supplement to the Registration Statement or the Prospectus of which the Representatives have not been previously advised and furnished a copy, or which is not in compliance with the Regulations, or, during the period before the distribution of the Offered Shares and the Optional Shares is completed, file or publish any amendment or supplement to the Registration Statement or the Prospectus to which the Representatives reasonably object in writing.

               (iii) The Company will use its best efforts to cause the Registration Statement, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective and will advise the Representatives immediately, and confirm such advice in writing, (A) when the Registration Statement, or any post-effective amendment to the Registration Statement, is filed with the SEC, (B) of the receipt of any comments from the SEC,
          (C) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed,
          (D) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information,
          (E) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event which in the Company's judgment makes any material statement in the Registration Statement or the Prospectus untrue or which requires any changes to be made in the Registration Statement or the Prospectus in order to make any material statements therein not misleading and (F) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any of such purposes. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain as soon as possible the lifting thereof.

                    (iv) The Company has delivered to the Representatives,
               without charge, and will continue to deliver from time to time until the Effective Date, as many copies of each Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to the Representatives, without charge, as soon as possible after the Effective Date, and thereafter from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended, if the Company makes any supplements or amendments to the Prospectus) as the Representatives may reasonably request. The Company hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for the purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representatives two signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Effective Date, two copies of all exhibits filed therewith and two signed copies of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

                    (v) The Company will comply with the Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby. The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

                    (vi) Subject to subsection (ii) of this Section 5(a), in
               case of any event, at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act and the Regulations, as a result of which event any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain in the judgment of the Company or in the opinion of counsel for the Underwriters an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and the Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state securities commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and will furnish to the Representatives such number of copies of such amendment or amendments or supplement or supplements to the Prospectus, in form and substance satisfactory to the Representatives and counsel for the Underwriters, as the Representatives may reasonably request. For purposes of this subsection, the Company will furnish such information to the Representatives, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Prospectus, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request. If the Company and the Representatives agree that the Prospectus should be amended or supplemented, the Company, if requested by the Representatives, will, if and to the extent required by law, promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                    (vii) For a period of five years from the Effective Date, the Company will deliver to the Representatives: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-Q and 10-K (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or the NASD, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders and (iii) every material press release in respect of the Company or its affairs that was released or prepared by the Company.

                    (viii) The Company will not (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                    (ix) In connection with the lock-up agreements, appropriate stop transfer instructions with respect to any Common Shares held by such person will be issued by the Company to the transfer agent for such Common Shares.

                    (x) The Company will not sell, issue, contract to sell offer to sell or otherwise dispose of any Common Shares, options to purchase Common Shares or any other security convertible into or exchangeable for Common Shares, from the date of the Effective Date through the period ending 90 days after the Effective Date, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, except for (i) the sale of the Shares as contemplated by this Agreement and the granting of options, (ii) the grant of options or awards under, or the issuance of Common Shares upon the exercise of options or awards granted under, the Company's 1992 Stock Option Plan or the Company's 1997 Stock Option Plan described in the Prospectus,
               (iii) the issuance of shares as consideration for future acquisitions if the terms of such issuance provide that such Common Shares shall not be sold prior to the expiration of the 90-day period referenced under the lock-up agreements, and (iv) issuance of shares upon the exercise of outstanding Warrants.

                    (xi)      The Company will cooperate with the
               Representatives and counsel to the Underwriters in connection with the filings requested to be made by Representatives with the NASD and will pay the fee of the NASD in connection with its review of the offering of the Shares.

                    (xii) The Company shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters' counsel, within a reasonable period from the Closing Date, three transaction binders, each of which shall include the Registration Statement, as amended or supplemented, the Prospectus, and any supplement thereto and all other underwriting and closing documents.

                    (xiii) The Company will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus and shall file such reports with the SEC with respect to the sale of such Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                    (xiv) The Company shall cause to be prepared and delivered, at its expense, within one business day from the date hereof, to the Underwriters an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term "electronic Prospectus" means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Shares for at least during the period when, in the opinion of counsel to the Underwriters, the Prospectus is required to be delivered under the Act or the Exchange Act; (ii) it shall disclose the same information as the paper Prospectus and Prospectus filed pursuant to the Electronic Data Gathering Analysis and Retrieval System of the SEC ("EDGAR"), except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the system as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the effective date of the Registration Statement an undertaking that, upon receipt of a request by an investor or his or her representative during the period when, in the opinion of counsel to the Underwriters, delivery of a Prospectus by an Underwriter or dealer may be required by the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

               (b) Covenants of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with each of the Underwriters:


                    (i) Such Selling Stockholder will execute a lock-up agreement, which lock-up agreement shall be in form of Exhibit C hereto, and shall deliver such agreement to the Representatives prior to the Effective Date. Appropriate stop transfer instructions with respect to the Common Shares held by such Selling Stockholder, other than the Shares to be sold by such Selling Stockholder hereunder, will be issued by the Company to the transfer agent for the Common Shares.

                    (ii) Neither such Selling Stockholder nor any of its officers, directors (if applicable) or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                    (iii) Such Selling Stockholder will not, without the prior written consent of the Representatives, make any bid for or purchase any Common Shares during the 90-day period following the date hereof.

          6.   Payment of Expenses.


               (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), the Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and delivery expenses associated with the Registration Statement and any post-effective amendments thereto, the Preliminary Prospectus, the Prospectus and related documents and any supplement thereto; (iii) the costs (other than fees and expenses of the Underwriters' counsel) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) all taxes, if any, on the issuance, delivery and transfer of the Shares to be sold by the Company and the Selling Stockholders; (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD including the fees, disbursements and other charges of the Underwriters' counsel in connection therewith;
          (vi) the filing fees of the SEC; (vii) the cost of furnishing to the Underwriters copies of the Registration Statement, the Preliminary Prospectuses and the Prospectuses as herein provided; (viii) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors; (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company or the Selling Stockholders; (x) the fees for listing the Shares on the ASE; (xi) the cost of printing certificates for the Shares; (xii) the cost and charges of any transfer agent or custodian;
          (xiii) all costs and expenses incident to Company travel for "road show" presentations to be made to prospective investors; and (xiv) all other costs and expenses reasonably incident to the performance of their respective obligations hereunder that are not otherwise specifically provided for in this Section 6, provided that except as specifically set forth in subsection (c) of this Section 6 the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than the Company's travel expenses, and the fees and expenses of their counsel.

               (b) If this Agreement shall be terminated by the Company or if for any reason the Company shall fail to perform its obligations hereunder, if any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this

          Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

          7. Conditions of the Underwriters' Obligations. The obligation of each Underwriter to purchase and pay for the Offered Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on any Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy of the respective representations and warranties of the Company and of the Selling Stockholders set forth herein, to the performance by the Company and by the Selling Stockholders of their respective covenants and obligations hereunder and to the following additional conditions precedent:

               (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time or on such later date as the Representatives may agree to in writing; if required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations and in accordance with subsection (a) of
          Section 5 hereof; on or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement or the sale of any of the Shares shall have been issued under the Act or any state securities law and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the SEC and any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

               (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all respects to counsel to the Underwriters; the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters; and the Representatives shall have received from the Underwriters' counsel, Duane, Morris & Heckscher LLP, a favorable opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as the Representatives of the several Underwriters with respect to the due authorization, execution and delivery of this Agreement, that the issuance and sale of the Shares have been duly authorized by the Company and the Selling Stockholders, that when the Offered Shares have been duly delivered against payment therefor as contemplated by this Agreement, they will be validly issued, fully paid and nonassessable and that the Registration Statement has become effective under the Act.

               (c) The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of any of the Shares.

               (d) The Representatives shall have received copies of the lock-up agreements described in subsection (x) of Section 5(a) and subsection (i) of Section 5(b) signed by those persons set forth on
          Schedule II annexed hereto.

               (e) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Company ("Company Counsel"), dated as of each such date and addressed to the Representatives individually and as the Representatives of the several Underwriters to the effect that:

                         (i) The Company has been incorporated and is validly existing and in good standing under the laws of Maryland, with corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement. To the knowledge of Company Counsel, the Company does not own any stock or other equity interest in any corporation, partnership or other entity other than the Subsidiaries.

                         (ii) Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

                         (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                         (iv) The execution, delivery and performance of this Agreement by the Company does not and will not, with or without the giving of notice or the lapse of time, or both,
                    (A) conflict with any terms or provisions of the Charter or By-laws, as amended to the date hereof of each of the Company or the Subsidiaries; (B) to Company Counsel's knowledge result in a material breach of, or constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of the Company or any Subsidiary pursuant to, any material indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument, known to Company Counsel, to which the Company or any Subsidiary is a party or by which any of the material properties or assets of the Company or any Subsidiary is bound or subject or (C) violate any law, rule or regulation applicable to the Company or any Subsidiary, or to Company Counsel's knowledge violate any judgment, order or decree, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of the material properties of the Company or any Subsidiary.

                         (v) The Company has the authorized and outstanding capitalization as set forth in the Prospectus. To the knowledge of Company Counsel there are no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Registration Statement or the Prospectus.

                         (vi) The Common Shares outstanding immediately prior to the Closing Date, including the Common Shares to be sold by the Selling Stockholders, have been duly authorized and are validly issued, fully paid and nonassessable; the Employee Options have been duly authorized and validly issued; the Common Shares issuable pursuant to the Employee Options, when issued in accordance with the respective terms thereof, will be duly authorized and validly issued, fully-paid and nonassessable; the Company has reserved a sufficient number of Common Shares for issuance pursuant to the Employee Options, and none of such outstanding Common Shares or Employee Options are, and none of such issuable Common Shares will be, issued in violation of any preemptive rights, known to Company Counsel of any security holder of the Company that have not been waived.

                         (vii) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, to the knowledge of Company Counsel, are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, voting trusts, equities or claims of any nature whatsoever except as provided under the Loan Documents.

                         (viii) The issuance and sale of the Shares by the Company have been duly authorized and, when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable. None of the Shares issued by the Company will be issued in violation of any preemptive rights of any stockholder of the Company pursuant to the Charter or By-laws, as amended to the date hereof, of the Company and, to the knowledge of Company Counsel, there are no contractual preemptive rights that have not been waived that exist with respect to the Shares. The certificates representing the Shares are in proper legal form under, and conform in all material respects to the requirements of, the MGCL. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of the Company any rights, other than those which have been waived and those of the Selling Stockholders, for or relating to the registration of any Common Shares and there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person.

                         (ix) No consent, approval, authorization, order, registration, license or permit of any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid authorization, issuance, sale and delivery by the Company of any of the Shares or for the execution, delivery or performance by the Company of this Agreement, except such as may be required for the registration of the Shares under the Act, the Regulations or the Exchange Act, or for compliance with the applicable state securities or Blue Sky laws, or the By-laws, rules and other pronouncements of the NASD as to which no opinion shall be required.

                         (x) To Company Counsel's knowledge except as disclosed in the Registration Statement there are no material claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending before, or threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, to which the Company is a party or is threatened to be made a party that, if determined adversely to the Company, would, in any case or in the aggregate, result in any material adverse change in the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity or business of the Company and the Subsidiaries.

                         (xi) The Registration Statement has become effective under the Act, as of the Effective Date, and, to Company Counsel's knowledge, the SEC has not issued any stop order suspending the effectiveness of the Registration Statement, nor has the SEC instituted or threatened to institute proceedings with respect to any such order. Any and all filings required to be made by Rule 424 and Rule 430A under the Act have been made.

                         (xii) The Registration Statement and the Prospectus, as of the Effective Date, and each amendment or supplement thereto as of its effective or issue date (except for the financial statements and notes thereto, and related schedules, and other financial, statistical, technical or scientific information, included therein or omitted therefrom, as to which Company Counsel need not express an opinion) comply as to form in all material respects with the applicable requirements of the Act and Regulations.

                         (xiii) Assuming application of the net proceeds of the offering in accordance with the Prospectus, the Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

                         In addition to the matters set forth above, such
                    opinion shall also include a statement to the effect that while Company Counsel has participated in the preparation of the Registration Statement and the Prospectus, including reviews and discussions of the contents thereof, and while such Counsel has no particular expertise and is not expressing any view with respect to the financial statements and notes thereto and related schedules and the other financial, statistical, technical and scientific information contained in the Prospectus, and is not passing upon the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, other than those specifically referred to in clause (v) of this subsection
                    (e) of this Section 7, in the course of such reviews and discussions, no facts came to its attention that would cause it to have reason to believe that (A) the Registration Statement or any post-effective amendment thereto, on the date it became effective and on the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that (B) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contained any untrue statement of material fact or omitted any material fact necessary to make the statements therein, in light of the circumstances under which made, not misleading.

                         (xv) Nothing has come to the attention of Company Counsel that causes it to believe that each of the Company and the Subsidiaries does not have sufficient licenses, permits, certifications, registrations, approvals, consents and franchises (collectively, "Permits") required to conduct its business as described in the Prospectus in all material respects.

                         (xvi) The Common Shares have been approved for inclusion on the ASE.

                    The foregoing opinion may be limited to the laws of the United States and the State of Maryland and Company Counsel may rely as to certain legal matters on other counsel to the Company provided that, in each case, Company Counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and shall deliver signed copies of any such opinion to the Representatives and as to questions of fact upon the representations of the Company set forth in this Agreement and upon certificates of officers of the Company and of government officials, all of which certificates must be reasonable and satisfactory in form and scope to counsel to the Underwriters provided that, in each case, Company Counsel shall deliver signed copies of any such certificate to the Representatives. As to matters of _________ law relating to the Selling Stockholders included in the opinion of__________ delivered concurrently with the foregoing opinion, Company Counsel shall state that it is reasonable for the Underwriters to rely on such opinion. The foregoing opinion shall also include the opinions set forth in Section 7(i)(iii) and Section 7(i)(v) of this Agreement to the extent based upon U.S. law.

          (g) For each of the Selling Stockholders on the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of counsel satisfactory to the Representatives dated as of each such date and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that:

               (i) The Selling Stockholder has been duly organized and is validly existing in good standing under the laws of the state of its organization.

                     The Agreement has been duly authorized, executed and delivered by the Selling Stockholder and such execution, delivery and performance does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the organizational documents of such Selling Stockholder, as amended to the date hereof; (B) result in a breach of, or constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of the Selling Stockholder pursuant to, any material indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument, known to such counsel upon due inquiry, to which such Selling Stockholder is a party or by which any of the material properties or assets of the Selling Stockholder is bound or subject or (C) violate any law, rule or regulation, or violate any judgment, order or decree, known to such counsel, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of the material properties of the Selling Stockholder.

          (h) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or management of the Company and the Subsidiaries taken as a whole from that set forth therein, whether or not arising in the ordinary course of business, other than as referred to in the Registration Statement or the Prospectus; (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, there shall have been no transaction, contract or agreement entered into by the Company or any Subsidiary, other than as set forth in the Registration Statement or the Prospectus, that has not been, but would be required to be, set forth in the Registration Statement or the Prospectus and (iv) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity or business of the Company and the Subsidiaries taken as a whole other than as set forth in the Prospectus. The Representatives shall have received certificates of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the date of the Closing Date or Option Closing Date, as the case may be, and certificates of the Selling Stockholders dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that the conditions set forth in this subsection have been satisfied and as to the accuracy and performance as of the Closing Date or the Option Closing Date, as the case may be, of the agreements, representations and warranties of the Company set forth herein and as to the accuracy and performance as of the Closing Date and Option Closing Date, as the case may be, the agreements, representations and warranties of the Selling Stockholder set forth herein.

          (i) At the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter addressed to the Representatives, individually and as the Representatives of the several Underwriters, and in form and substance satisfactory to the Representatives in all respects, including the non-material nature of the changes or decreases, if any, referred to in clause (iv) below, from Ernst & Young LLP dated as of the date of this Agreement, the Closing Date or any Option Closing Date, as the case may be:

               (i) confirming that they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the Regulations and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

               (ii) stating that, in their opinion, the consolidated financial statements of the Company, the Subsidiaries audited by them and P&M included in the Registration Statement and in the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;

               (iii) the consolidated financial statements of the Company and the Subsidiaries (including P&M) as of and for the six-month period ended June 30, 2000, were reviewed by them in accordance with the standards established by the American Institute of Certified Public Accountants and based upon their review they are not aware of any material modifications that should be made to such financial statements for them to be in conformity with generally accepted accounting principles, and such financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder;

               (iv) stating that, on the basis of specified procedures, not constituting an audit in accordance with generally accepted accounting principles, which included a reading of the unaudited interim consolidated financial statements of the Company and the Subsidiaries (including P&M) for period ended June 30, 2000, a reading of the minutes of the meetings of the stockholders and the Board of Directors of the Company and audit and compensation committees of such Board, if any, and inquiries to certain officers and other employees of the Company who are responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements and related schedules of the Company and the Subsidiaries (including P&M) included in the Registration Statement, if any (1) do not comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations or (2) were not fairly presented in conformity with generally accepted accounting principles on a basis substantially consistent with that of the audited consolidated financial statements and related schedules included in the Registration Statement or (B)(1) at a specified date, not more than five business days prior to the date of such letter, there was more than a 10% change in the capital stock, inventories or short-term or long-term debt of the Company and the Subsidiaries (including P&M) or any decrease (increase) of more than 10% in net current assets, total assets or stockholders' equity compared with the amounts shown in the ________, 2000 consolidated balance sheet of the Company included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement and the Prospectus, or if there was any such change or decrease (increase), setting forth the amount of such change or decrease (increase), and (2) during the period from ___________, 2000 to a specified date not more than five business days prior to the date of such letter, there has been any decrease of more than 10% in revenues or any increase of more than 10% in loss before interest income (expense), net and taxes or net loss of the Company and the Subsidiaries on a consolidated basis other than as set forth in or contemplated by the Registration Statement or the Prospectus; and

               (v) stating that they have compared specific dollar amounts, percentages, numbers of shares and other information (including pro forma information) pertaining to the Company and the Subsidiaries (including P&M) set forth in the Registration Statement and the Prospectus that have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, percentages, numbers and information may be derived from the general accounting or other records of the Company and the Subsidiaries (including P&M), with the results obtained from the application of specified readings, inquiries and other appropriate procedures, which procedures do not constitute an audit in accordance with generally accepted auditing standards, set forth in the letter, and found them to be in agreement.

               (vi) in the event that the letters referred to in this Section 7(i) set forth any changes, decreases or increases in the items specified in subsection (v) of this Section 7(i), it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in their sole judgment, make it impractical or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Closing Date or any Option Closing Date, as the case may be, as contemplated by the Registration Statement, as amended as of the date of such letter.

     In addition the Representatives shall have received from Ernst & Young LLP a letter addressed to the Company and made available for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1999, did not disclose any weaknesses in internal controls that they considered to be substantial or material weaknesses.

          (k) There shall have been duly tendered to the Representatives for the respective accounts of the Underwriters certificates representing all of the Shares to be purchased by the Underwriters on the Closing Date or any Option Closing Date, as the case may be.

          (l) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents and certificates as they shall reasonably request.

          (m) No action shall have been taken by the NASD the effect of which is to make it improper, at any time prior to the Closing Date or any Option Closing Date, for members of the NASD to execute transactions as principal or as agent in the Shares or to trade or deal in the Shares, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending or, to the Company's or the Representatives' knowledge, shall be threatened by the NASD.

          If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters terminate this Agreement or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     8.   Indemnification.


          (a) The Company shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, whether joint or several, to which such Underwriter may become subject, under the Act or otherwise, including, but not limited to, any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any untrue statements or alleged untrue statements of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity of the Company (i) shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereto or supplement thereof, or in any application or in any communication to the SEC, as the case may be, and (ii) with respect to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented). The Company will not, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder, whether or not any Underwriter is a party to such claim, action, suit or proceeding, unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). This indemnity agreement will be in addition to any liability the Company may otherwise have.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereto or supplement thereof or any application in reliance upon, and in conformity with written information furnished to the Company by any Underwriter through the Representatives or with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereto or supplement thereof or any application, as the case may be, or from the failure of any Underwriter at or prior to the written confirmation of the sale of Shares to send or deliver a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, damages, liabilities or expenses who purchased the Shares that are the subject thereof and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall, promptly after formal notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding and the indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including the employment of counsel, reasonably satisfactory to such indemnified party, and payment of expenses. No indemnification provided for in this Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding and shall have been materially prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 8. Such indemnified party or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel, within a reasonable period of time, to have charge of the defense of such action, inquiry, investigation or proceeding or such indemnified party or parties shall have been advised by counsel that there is a conflict of interest that would prevent counsel to the indemnifying party from representing both parties, in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel, in addition to one local counsel in each jurisdiction in which any proceeding may be brought, for all indemnified parties. In the case of any such separate counsel for the Underwriters, such firm shall be designated in writing by the Representatives. Expenses covered by the indemnification in this subsection (c) of this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. Anything in this subsection to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent. The indemnifying party shall promptly notify the indemnified party of the commencement of any litigation, inquiry, investigation or proceeding against the indemnifying party or any of its officers or directors in connection with the issue and sale of any of the Shares or in connection with such Preliminary Prospectus, Registration Statement or Prospectus, or any amendment thereto or supplement thereof or any such application.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or (b) of this Section 8 in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein except either by reason of the proviso set forth in subsection (a) or the failure to give notice as required in subsection (c) (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under subsection (c) then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     9. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date; and such representations, warranties and agreements of the Underwriter, the Company and the Selling Stockholders, including without limitation the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

     10.  Effective Date of this Agreement and Termination Thereof.

          (a) This Agreement shall become effective immediately as to Sections 6, 8, 9, 10 and 13 and, as to all other provisions, (i) if at the time of execution and delivery of this Agreement the Registration Statement has not become effective, at 11:00 a.m., New York time, on the first business day following the Effective Date, or (ii) if at the time of execution and delivery of this Agreement the Registration Statement has been declared effective, at 11:00 a.m., New York time, on the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as the Representatives may determine by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon the release by the Representatives of telegrams (i) advising the Underwriters that the Shares are released for public offering or (ii) offering the Shares for sale to securities dealers, whichever may occur first. The Representatives may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 9, 10 and 13) from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in subsection (c) of this
     Section 10 before the time the other provisions of this Agreement become effective.

          (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries, whether or not arising in the ordinary course of business; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if such outbreak, calamity, crisis or change would, in the Representatives' reasonable judgment, have a material adverse effect on the Company, the financial markets of the United States or the offering or delivery of the Shares; (iii) suspension of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects trading on such Exchange or the over-the-counter market; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and the Subsidiaries; (v) declaration of a banking moratorium by federal authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; (vii) declaration of a moratorium in foreign exchange trading by major international banks or other institutions or (viii) trading in any securities of the Company shall have been suspended or halted by the NASD or the SEC.

          (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
     Section 10, the Representatives shall notify the Company and the Selling Stockholders thereof promptly by telephone, telex, telegraph, telegram or facsimile, confirmed by letter.

     11.  Default by an Underwriter.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Offered Shares or Optional Shares hereunder, and if the Offered Shares or Optional Shares with respect to which such default relates do not exceed the aggregate of 10% of the number of Offered Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Offered Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

          (b) If such default relates to more than 10% of the Offered Shares or the Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Offered Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Offered Shares or the Optional Shares to which a default relates as provided in this Section 11, this Agreement may be terminated by the Representatives or by the Company, without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company or the Selling Stockholders (except as provided in)

     Sections 6 and 8 hereof), but nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company or the Selling Stockholders for damages occasioned by its default hereunder.

          (c) If the Offered Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus which in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Offered Shares or Optional Shares.

     12. Information Furnished by Underwriters. The statement set forth and under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus constitutes the written information furnished by or on behalf of any Underwriter referred to in subsection (ii) of Section 1(a) hereof and subsection
(a) and (b) of Section 8 hereof.

     13. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o ING Barings LLC, 55 East 52/nd/ Street, New York, New York, 10055, Attention: John Bolebruch, with a copy to Duane, Morris & Heckscher LLP, 305 North Front Street, P.O. Box 1003, Harrisburg, Pennsylvania 17108-1003, Attention: Scott C. Penwell, Esquire; if sent to the Company or the Selling Stockholders shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to FTI Consulting, Inc., 2021 Research Drive, Annapolis, Maryland 21401, Attention: Jack B. Dunn, IV, with a copy to Piper Marbury Rudnick & Wolfe LLP, 6225 Smith Avenue, Baltimore, Maryland 21209-3600, Attention: Richard C. Tilghman, Esquire.

     14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in
Section 8 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

     15. Definition of Business Day. For purposes of this Agreement, "business day" means any day on which the American Stock Exchange, Inc. is opened for trading.

     16. Counterparts. This Agreement may be executed in one or more counterparts and all such counterparts will constitute one and the same instrument.

     17. Waiver of Jury Trial. The Company, the Selling Stockholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     18. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

     19. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed within the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     Time shall be of the essence of this Agreement.

     This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     If any provision or portion of any provision of the Agreement, or the application of any such provision or any portion thereof to any party or circumstances, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision and the remaining provisions of this agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to any parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such remaining portion of such provision and the remaining provisions of this Agreement shall continue to be valid and in full force and effect.

     If the foregoing correctly sets forth the understanding among the Underwriters, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement by and among the Underwriters, the Company and the Selling Stockholders.

                                         Very truly yours,

                                         FTI CONSULTING, INC.


                                         By:_________________________________
                                            Jack B. Dunn, IV, Chief Executive
                                            Officer and Chairman of the Board

                                         SELLING STOCKHOLDERS


                                         By:_________________________________
                                            Attorney-in-Fact


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

ING BARINGS LLC

By: ING BARINGS LLC Acting severally on behalf of itself and the several
    Underwriters named in Schedule I hereto


    By:__________________________
       Authorized Officer

                                  SCHEDULE I

                           Schedule of Underwriters

                                                                                                Number of Offered
Underwriter                                                                                  Shares to be Purchased
-----------                                                                                  ----------------------
ING Barings LLC.............................................................................
Janney Montgomery Scott LLC.................................................................
                                                                                                  _____________

     Total .................................................................................      =============

                                  SCHEDULE II

         List of Persons Who Are to Deliver 90-Day Lock-Up Agreements
                 Called for Sections 5(a)(x), 5(b)(i) and 7(d)

     Name
     ----

Jack B. Dunn, IV
Stewart J. Kahn
Theodore I. Pincus
Patrick A. Brady
Glenn A. Baker
Barry M. Monheit
Robert Manzo
Michael Policano
Scott S. Binder
James A. Flick, Jr.
Peter F. O'Malley
Dennis J. Shaughnessy
George P. Stamas

                                 SCHEDULE III

                                Optional Shares

     Name                          Shares
     ----                          ------
FTI Consulting, Inc.              382,526
Jack B. Dunn, IV                   50,000
Stewart J. Kahn                    50,000
Barry M. Monheit                   50,000
Robert Manzo                       50,000
Michael Policano                   50,000
Dennis A. Guenther                  7,833
Christopher D. Kent                 8,500
John C. Klick                       8,500
Michael R. Baranowski               7,500
Laureen M. Ryan                     2,641

                                   Exhibit A
                                   ---------

                         PRICE DETERMINATION AGREEMENT

                                                                   -------, 2000


ING BARINGS LLC
JANNEY MONTGOMERY SCOTT LLC
     As Representatives of the
     several Underwriters
55 East 52/nd/ Street
New York, New York 10055

Dear Sirs:

     Reference is made to the Underwriting Agreement, dated ________, 2000 (the "Underwriting Agreement"), among FTI Consulting, Inc., a Maryland corporation (the "Company"), certain of the Company's stockholders who are listed in the Company's Registration Statement (as defined in the Underwriting Agreement) (the "Selling Stockholders") and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"), for whom ING Barings LLC and Janney Montgomery Scott LLC are acting as representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company and Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate _________ of shares (the "Offered Shares") of the Company's Common Stock, $.01 par value per share (the "Common Shares") and for the purchase by the Underwriters, at their sole option to cover over-allotments in the sale of the Offered Shares, from the Company, subject to the terms and conditions set forth therein, of an aggregate of _________ Common Shares (the "Optional Shares"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to the Underwriting Agreement, the undersigned agree with the Representatives as follows:

          (i) The public offering price per share for the Offered Shares and the Optional Shares shall be $ _____________.

          (ii) The purchase price per share for the Offered Shares and, if the Representatives shall exercise their option as to the Optional Shares, for the Optional Shares to be paid by the several Underwriters shall be $ __________ representing an amount equal to the public offering price set forth above, less $ __________ per share.

     The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     The Selling Stockholders represent and warrant to each of the Underwriters that the representations and warranties of the Selling Stockholders set forth in
Section 1(b) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Stockholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the Underwriting Agreement.

                                              Very truly yours,

                                              FTI CONSULTING, INC.


                                              By:_____________________________
                                                 Jack B. Dunn, Chief Executive
                                                 Officer and Chairman of the
                                                 Board

                                              SELLING STOCKHOLDERS


                                              By:_____________________________
                                                 Attorney-in-Fact

Confirmed as of the date first above mentioned:

ING BARINGS LLC
JANNEY MONTGOMERY SCOTT LLC

By: ING BARINGS LLC Acting severally and on behalf of and the several
    Underwriters named in Schedule I hereto

    By:__________________
       Authorized Officer

                                   Exhibit B
                                   ---------

                    POWER OF ATTORNEY AND CUSTODY AGREEMENT
                    ---------------------------------------

[Registrar]


_______________________
As Attorneys-in-Fact
c/o FTI Consulting, Inc.
2021 Research Drive
Annapolis, MD 21401
Ladies and Gentlemen:

     The undersigned is a shareholder of FTI Consulting, Inc., a Maryland corporation (the "Company"), who proposes to sell certain shares (the "Shares") of Common Stock of the Company (the "Common Stock") to a group of underwriters (the "Underwriters") represented by ING Barings LLC and Janney Montgomery Scott LLC (together, the "Representatives"). The undersigned and the other shareholders of the Company who propose to sell Common Stock to the Underwriters are referred to herein collectively as the "Sellers."

     The Underwriters propose to offer shares of Common Stock (including the Shares) to the public. The undersigned understands that, in connection with such offering, the Company has filed a Registration Statement on Form S-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") to register the shares of Common Stock (including the Shares) to be offered under the Securities Act of 1933, as amended (the "Act").

     The undersigned hereby acknowledges receipt of a copy of the Registration Statement dated , 2000 and a copy of a draft as of , 2000 of an Underwriting Agreement by and among the Company, the Sellers and the Underwriters (the "Draft Underwriting Agreement").

     i.   Appointment of Attorney-in-Fact. In connection with the foregoing, the
          -------------------------------
undersigned hereby constitutes and appoints each of and, in the event is unwilling or unable to serve, , the true and lawful attorney-in-fact (each herein referred to as the "Attorney-in-Fact") of the undersigned, with full power and authority to act in the name of, for and on behalf of the undersigned with respect to all matters arising in connection with the sale to the Underwriters of the number of Shares set forth opposite the name of the undersigned at the end of this Agreement, including, without limitation, the power and authority:

     (i) to sell, assign and transfer to the Underwriters the Shares represented by the certificate(s) deposited by the undersigned with the Custodian hereunder, at such purchase price per Share to be paid by the Underwriters as the Attorney-in-Fact shall determine in his sole and absolute discretion, subject to the limitation that such purchase price be the same price per share of Common Stock as is paid by the Underwriters to the Company pursuant to the Underwriting Agreement (as hereafter defined), and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto;

          (ii) for the purpose of effecting such sale, to execute and deliver an Underwriting Agreement by and among the Company, the Sellers and the Underwriters substantially in the form of the Draft Underwriting Agreement, with such changes therein as the Attorney-in-Fact, in his sole and absolute discretion, may determine to be necessary or appropriate (the "Underwriting Agreement"), providing for (i) the sale pursuant thereto by the undersigned of the Shares in accordance with such terms, including the purchase price to be paid by the Underwriters, as the Attorney-in-Fact shall determine (subject to the limitation aforesaid), (ii) the indemnification of and contribution to certain expenses of the Underwriters by the Sellers in certain events, (iii) the restriction of the undersigned from selling or otherwise disposing of, or exercising any registration rights with respect to, any Shares of Common Stock of the Company (other than the Shares) from the date hereof for a period of days after the effective date of the Registration Statement without the prior written consent of the Representatives, (iv) the making of all representations and warranties provided in the Underwriting Agreement, and (v) other provisions concerning the public offering of the Shares by the Underwriters, the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact to be conclusive evidence with respect to his approval thereof, and to carry out and comply with each and all of the provisions of the Underwriting Agreement;

          (iii) in his or her sole and absolute discretion, to exercise any power conferred upon and to take any action authorized or required to be taken by the Sellers pursuant to the Underwriting Agreement, and, subject to authority otherwise specifically reserved to the Custodian (as hereafter defined) under this Agreement, to give such instructions to the Custodian as the Attorney-in-Fact may determine with respect to (i) the transfer on the record books of the Company of the Shares in order to effect such sale (including the names in which new certificates for the Shares are to be issued and the denominations thereof),
(ii) the delivery by the Custodian to or for the account of the Underwriters of the certificates for the Shares against receipt of the purchase price to be paid therefor, (iii) the payment out of the proceeds of any sale to the Underwriters of the expenses, if any, to be borne by the undersigned pursuant to the Underwriting Agreement, if any, (iv) the remittance to the undersigned of the balance of the proceeds from any sale of the Shares sold by the undersigned, and
(v) the return to the undersigned of new certificates representing the number of Shares, if any, represented by the certificate(s) deposited with the Custodian which are in excess of the number of Shares sold by the undersigned to the Underwriters;

          (iv) to retain legal counsel in connection with any and all matters referred to herein;

          (v) to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, consents, instructions, certificates, letters and other writings (including communications to the SEC, the National Association of Securities Dealers, Inc. (the "NASD") and state securities commissions) and amendments to the

Underwriting Agreement, and to take all action that the Attorney-in-Fact may consider necessary or appropriate in connection with or to carry out the sale of the Shares to the Underwriters as fully as the undersigned could if then personally present and acting; and

          (vi) to make payment, on behalf of and for the account of the undersigned, all costs and expenses payable by the undersigned pursuant to the provisions of the Underwriting Agreement or otherwise incurred and deemed appropriate by the Attorney-in-Fact, including any applicable stock transfer taxes chargeable to the undersigned and any fees and expenses of the Custodian, out of and to the extent of funds available from the sale of the Shares (provided, however, that the Attorney-in-Fact shall not have any personal liability to make such payments out of other funds), all in the sole and absolute discretion of the Attorney-in-Fact (the undersigned hereby expressly promising to repay the Attorney-in-Fact for any such payments made on behalf and for the account of the undersigned by the Attorney-in-Fact).

          Without limiting the foregoing authority, the Attorney-in-Fact is authorized to (i) request on behalf of the undersigned acceleration of the Registration Statement relating to the aforementioned offering of Common Stock and (ii) advise the SEC of the reason the undersigned is selling the Shares.

          ii.   Appointment of Custodian; Deposit of Securities; Instructions
                -------------------------------------------------------------
to the Company.
--------------

                (i) The undersigned hereby appoints __________ to act as the custodian (the "Custodian") of certificates representing the Shares on the terms and subject to the conditions set forth in this Agreement.

                (ii) The undersigned herewith delivers to the Custodian a certificate or certificates representing the Shares, in negotiable form (with signatures guaranteed by a commercial bank or trust company or by a firm that is a member of a national securities exchange or the NASD, unless the Company has delivered an indemnity agreement covering transfers of such shares that is reasonably satisfactory to the Company's transfer agent). The certificate(s) are to be held by the Custodian for the account of the undersigned and are to be disposed of by the Custodian for the account of the undersigned and are to be disposed of by the Custodian in accordance with this Agreement. Such certificate(s) are listed on the last page of this Agreement.

                (iii) When delivered to the Custodian, the undersigned's certificate(s), together with certificates of the other Sellers, will be accompanied by written instructions from the Attorney-in-Fact to the Company to
(i) issue a new stock certificate evidencing the Shares being sold and, upon such issuance, to deliver such new certificate to the Custodian and (ii) issue in the name of the undersigned and deliver to the Custodian, for the undersigned, a new stock certificate(s) evidencing the Shares, if any, not being sold to the Underwriters.

                (iv) The undersigned hereby authorizes and directs the Custodian to hold the certificate(s) deposited herewith in its custody, with full power and in the name of, for and on behalf of the undersigned:

                1) to instruct the Company's transfer agent to issue certificates representing the Shares in accordance with the directions of the Underwriters, and to permit inspection and packaging of such certificates by the Underwriters as provided in the Underwriting Agreement;

                2) to deliver the Shares to the Underwriters in accordance with the Underwriting Agreement, and to deliver, or cause to be delivered, certificates representing the Shares to the Underwriters on the Closing Date fixed in accordance with the Underwriting Agreement against receipt by the Attorney-in-Fact of the consideration provided for in the Underwriting Agreement;

                3) to determine, in his or her sole and absolute discretion, whether and the time and times when, the purpose for, and the manner in which any power conferred herein to the Custodian shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by the Custodian pursuant hereto; and

                4) to do all things and perform all acts pursuant to the terms of this Agreement as the Custodian may in his or her sole and absolute discretion deem appropriate, including, without limitation, the execution and delivery of all certificates, receipts, instruments, letters of transmittal and other documents and papers required, contemplated by, or deemed by the Custodian appropriate in connection with this Agreement to the Underwriters, the Company's transfer agent or any other person, and the employment of such counsel or other person or firms as the Custodian in his or her sole and absolute discretion shall deem necessary.

          iii.  Representations, Warranties and Covenants.  The undersigned
                -----------------------------------------
hereby represents, warrants, covenants and agrees that:

                (i) The undersigned has read the representations and warranties contained in the Draft Underwriting Agreement applicable to the undersigned and understands the same, confirms that the same are true and correct, and hereby authorizes the Attorney-in-Fact, acting on behalf of the undersigned, to make such representations and warranties to the Underwriters in form or substance as provided therein, with such additions to and changes in the form of the Draft Underwriting Agreement as the Attorney-in-Fact in his or her sole and absolute discretion shall determine;

                (ii) The undersigned has read the Draft Underwriting Agreement and understands the same, and hereby authorizes the Attorney-in-Fact to enter into the Underwriting Agreement with the Underwriters on behalf of the undersigned, subject to any limitations on the price to be paid for the Shares set forth herein;

                (iii) To assure compliance with Rule 10b-6 under the Securities Exchange Act of 1934, as amended, the undersigned will not directly or indirectly make bids for or purchases of or induce bids for or purchases of any shares of Common Stock of the Company until the distribution of all shares of Common Stock (including the Shares) being sold in the public offering has been completed;

                (iv) If requested, the undersigned will furnish to the Attorney-in-Fact a letter, addressed to the SEC, setting forth the purpose or purposes for which the undersigned is selling the Shares;

                (v) All consents, approvals, authorizations and orders necessary for the execution and delivery by the undersigned of this Agreement and the Underwriting Agreement, and for the sale and delivery of the Shares to be sold by the undersigned under the Underwriting Agreement, have been obtained and the undersigned has full right, power and authority to enter into this Agreement, to authorize the Attorney-in-Fact to enter into the Underwriting Agreement and to sell, assign, transfer and deliver the Shares;

                (vi) The performance of this Agreement and the Underwriting Agreement, and the consummation of the transactions herein and therein contemplated, will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the undersigned is a party or by which the undersigned or the property of the undersigned is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the undersigned or the property of the undersigned;

                (vii) The undersigned has, and immediately prior to the Closing Date (as such term is defined in the Underwriting Agreement) the undersigned will have, valid, marketable title to the Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement and the Underwriting Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid, marketable title to the Shares purchased by it from the undersigned, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of the undersigned;

                (viii) The undersigned has carefully read the prospectus included in the Registration Statement and will carefully read each prospectus contained in any amendment to the Registration Statement upon receipt thereof from the Company (such prospectus and each prospectus contained in any amendment, including any post-effective amendment, to the Registration Statement through and after the effective date of the Registration Statement are collectively referred to herein as the "Prospectus") and hereby represents and warrants that all information relating to the undersigned (including, without limitation, the information which is set forth in the Prospectus under "Principal and Selling Shareholders") is and will be accurately set forth;

                (ix) Neither the undersigned nor, to the best of the undersigned's knowledge, any associate of the undersigned, is a member of the NASD; the undersigned does not own stock or other securities of any NASD member (other than stock or securities purchased in the open market); and the undersigned has not made any outstanding subordinated loan to any NASD member;

                (x) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Common Stock other than the Prospectus or other material permitted by the Act;

                (xi) The undersigned will not directly or indirectly offer to sell, sell, contract to sell or otherwise transfer or dispose of, any Common Stock, any options or warrants to purchase Common Stock or any securities convertible into or exchangeable for Common

Stock owned by the undersigned or with respect to which the undersigned has the power of disposition within ____ days after the effective date of the Registration Statement (otherwise than in private transactions to the undersigned's spouse, children, descendants, parents or grandparents or to a trust for the benefit of one or more of such persons, provided that each transferee and other person acquiring an interest in any Common Stock during such ____ day period agrees in writing to be bound by the provisions of this letter agreement), other than sales made pursuant to the Underwriting Agreement or with the prior written consent of the Representatives; and

                (xii) The undersigned has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                iv.  Termination of Agreement.
                     ------------------------

                     (i) This Agreement and all authority hereby conferred are granted and conferred in recognition of the interests of the Underwriters, the Company and the other Sellers, in consideration of those interests and for the purpose of assuring completion of the transactions contemplated by the Underwriting Agreement and this Agreement. This Agreement is coupled with an interest and is irrevocable and all authority hereby conferred shall be irrevocable and shall not be terminated by any act of the undersigned or by operation of law, whether by death or the occurrence of any other event; if after the execution hereof the undersigned shall die or any other such event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Attorney-in-Fact and the Custodian are nevertheless authorized and directed to complete all of such transactions as if such death or other event had not occurred and regardless of notice thereof.

                     (ii) Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into, or if all of the transactions contemplated by the Underwriting Agreement and this Agreement, including the sale of the Shares, are not completed on or before November 30, 2000 then from and after such date the undersigned shall have the power, by giving written notice to each Attorney-in-Fact, to terminate this Agreement, subject, however, to all lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to the actual receipt of such notice.

                v.   Limitation of Liability; Indemnification. The undersigned
                     ----------------------------------------
agrees that whenever the Attorney-in-Fact or the Custodian may obtain the advice of any such counsel as either shall select in connection with any matter arising under the Underwriting Agreement or this Agreement, the Attorney-in-Fact or Custodian shall not be liable for any action taken or omitted in accordance with such advice. The undersigned agrees to indemnify and hold harmless the Attorney-in-Fact and Custodian against any and all losses, claims, damages or liabilities (including all costs, legal and other expenses) incurred as a result of any action taken or omitted by the Attorney-in-Fact or Custodian in accordance with the Underwriting Agreement or this Agreement (including, without limitation, the establishment of the price under the Underwriting Agreement), whether or not under the advice of counsel, except with respect to any losses, claims, damages or liabilities which shall be finally adjudicated to be the result of gross negligence or willful bad faith of the Attorney-in-Fact or Custodian, respectively.

                vi.   Applicable Law.  The validity, enforceability,
                      --------------
interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York without regard to conflicts of laws principles.

                vii.  Successors and Assigns. This Agreement shall inure to the
                      ----------------------
benefit of, and shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                viii. Return of Undelivered Shares. If the Shares are not
                      ----------------------------
accepted by the Underwriters against payment therefor in accordance with the terms and provisions of the Underwriting Agreement, the Underwriting Agreement shall be otherwise terminated pursuant to the provisions thereof, or the undersigned shall terminate this Agreement and in accordance with Section 4(b) hereof, the Custodian shall promptly return to the undersigned the certificate(s) referred to in Section 2(b) of this Agreement and held by him or her for the account of the undersigned hereunder.

                ix.   Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                x.    Ownership of Shares.  Until delivery of the consideration
                      -------------------
provided for in the Underwriting Agreement has been made to the Attorney-in-Fact by or for the account of the Underwriters, the undersigned shall remain the owner of the Shares and shall have all rights thereto which are not inconsistent with this Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney and Custody Agreement to be executed as of this ______ day of _______, 2000.

SELLER


___________________________________
(Print Name)


___________________________________
(Signature)


(Signature(s) must correspond with either the name(s) in which the deposited certificate(s) representing Shares were issued or, if different, the name of the beneficial owner with investment discretion over the Shares.)

          The certificate(s) representing shares of Common Stock delivered herewith to the Custodian by the above Seller pursuant to this Power of Attorney and Custody Agreement are identified as follows:

                          Total Number of Shares of   Number of Shares to be Sold
     Stock Certificate    Common Stock Represented    to Underwriters from such
     Number               by Certificate              Certificate
     ------               -------------------------   ---------------------------


          The undersigned, as Custodian, hereby acknowledges receipt of the certificate(s) above identified, to be held and disposed of pursuant to the directions in this Power of Attorney and Custody Agreement and hereby agrees to act as Custodian in accordance with the terms of this Power of Attorney and Custody Agreement as of this ____ day of _________, 2000.

[Registrar].
-----------


By:______________________________________
   Name:
   Title:

          The undersigned hereby agrees to act as Attorney-in-Fact for the above-named Seller in accordance with the terms of this Power of Attorney and Custody Agreement as of this _____ day of _________, 2000.

     __________________________________
     _____________, as Attorney-in-Fact

     __________________________________
     _____________, as Attorney-in-Fact

                                   Exhibit C
                                   ---------

                               LETTER AGREEMENT
                         PROVIDING FOR RESTRICTIONS ON
                           THE DISPOSITION OF STOCK


                                                          September ______, 2000

ING BARINGS LLC
JANNEY MONTGOMERY SCOTT LLC
     As Representatives of the
     several Underwriters
55 East 52/nd/ Street
New York, New York 10055

Dear Sirs:

         In consideration of the agreement (the "Underwriters Agreement") of the several Underwriters for which ING Barings LLC and Janney Montgomery Scott LLC (the "Representatives"), intend to act as Representatives, to underwrite a proposed public offering (the "Offering") of common stock, $.01 par value (the "Common Shares") of FTI Consulting, a Maryland corporation (the "Company"), as contemplated by a registration statement with respect to such shares to be filed with the Securities and Exchange Commission on Form S- (the "Registration Statement"), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the effective date of the Registration Statement, without the prior written consent of the Representatives:

         (i) directly or indirectly assign, transfer, offer, sell, agree to sell, make any short sale, pledge, hypothecate or otherwise dispose (collectively, a "Disposition") of any Common Shares of the Company or securities convertible into or exchangeable for or any rights to acquire Common Shares or

         (ii) engage in any hedging or other transactions with respect to the Common Shares that may have an impact on the market price of the Common Shares, or that is designed to result in a Disposition of Common Shares, even if such Common Shares would be disposed of by someone other than the undersigned, including, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to any Common Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Common Shares; provided, however, that bona fide gifts to persons who agree in writing with the Representatives to be bound by the provisions hereof, and sales of Common Shares pursuant to the Underwriting Agreement, shall not be prohibited.

         The undersigned agrees that this agreement shall be binding upon the transferees, successors, assigns, heirs and personal representatives of the undersigned.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

                                          Very truly yours,



                                          By:_______________________________

                                          __________________________________
                                          [Print Name]

                                      C-2